UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 3, 2012
(Date of earliest event reported)

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	13-4230695
(State or other jurisdiction of	1-12040	(I.R.S. Employer
incorporation or organization)		Identification No.)

18831 Von Karman, Suite 400
Irvine, CA 92612
(Address of principal executive offices) (zip code)

(949) 255-7100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On December 3, 2012, in connection with the closing of the Merger (as defined below), Sun Healthcare Group, Inc. (the “Company”) repaid to Credit Suisse AG (“Credit Suisse”) all amounts due, approximately $89 million, under the Credit Agreement, dated as of October 18, 2010, among the Company, the Lenders named therein and Credit Suisse, as Administrative Agent and Collateral Agent for the Lenders, as amended (the “Credit Agreement”), and the Credit Agreement was terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 3, 2012, pursuant to the terms of the previously-announced Agreement and Plan of Merger, dated as of June 20, 2012 (the “Merger Agreement”), by and among the Company, Genesis HealthCare LLC (“Genesis”), and Jam Acquisition LLC, an indirect wholly owned subsidiary of Genesis (“Merger Sub”), Genesis completed its acquisition of the Company via the merger, effective as of December 1, 2012, of Merger Sub with and into the Company, with the Company continuing as the surviving entity and an indirect wholly owned subsidiary of Genesis (the “Merger”).

At the effective time of the Merger, each outstanding share of the Company's common stock, par value $0.01 per share (“Company Common Stock”), other than treasury shares, shares held by the Company (other than shares held in a fiduciary capacity that are beneficially owned by third parties), Genesis, Merger Sub or any wholly owned subsidiary of Genesis or the Company and shares held by any stockholder who was entitled to and who properly exercised appraisal rights under Delaware law, was converted into the right to receive $8.50 per share in cash, without interest and less any applicable withholding tax (the “Merger Consideration”). At the effective time of the Merger, outstanding equity awards with respect to the Company Common Stock (whether vested or unvested) were canceled and converted into the right to receive a cash amount equal to the difference between the Merger Consideration and the exercise price, if any, of such awards. The aggregate amount of the merger consideration was approximately $215 million, excluding closing costs. Genesis financed the transaction using borrowings under a term loan and available cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger pursuant to the Merger Agreement, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that each share of Company Common Stock, has been converted into the right to receive $8.50 in cash, without interest and less applicable withholding tax, and on December 3, 2012, Nasdaq filed with the SEC, at the Company's request, an application on Form 25 to remove the Company Common Stock from listing and registration thereon.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure contained in Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The disclosure contained in Item 2.01 is incorporated herein by reference.

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, all members of the Company's Board of Directors (Gregory S. Anderson, Tony M. Astorga, Christian K. Bement, Michael J. Foster, Barbara B. Kennelly, William A Mathies and Milton J. Walters) resigned effective as of the effective time of the Merger, and the managers of Merger Sub immediately prior to the Merger, George V. Hager and Robert A. Reitz, became directors of the Company immediately after the effective time of the Merger.

In addition, in connection with the Merger, all of the officers of the Company (including William A. Mathies, Chief Executive Officer, and L. Bryan Shaul, Chief Financial Officer) ceased to be officers of the Company as of the effective time of the Merger and the following individuals, among others, became officers of the Company after the Merger: George V. Hager, Jr. as Chief Executive Officer, Robert A. Reitz as Executive Vice President and Chief Operating Officer, and Thomas DiVittorio as Chief Financial Officer and Treasurer.

Mr. Hager, age 56, has served as Chief Executive Officer of Genesis since 2003. Mr. Reitz, age 62, has served as Executive Vice President and Chief Operating Officer of Genesis since 2003. Mr. DiVittorio, age 44, has served as Senior Vice President and Chief Financial Officer of Genesis since 2008.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, each of the certificate of incorporation of the Company and the bylaws of the Company were amended and restated in their entirety, each in accordance with the terms of the Merger Agreement. A copy of the Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference. A copy of the Amended and Restated Bylaws of the Company is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A copy of the press release announcing the completion of the Merger released by Genesis on December 3, 2012 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1
Agreement and Plan of Merger, dated June 20, 2012, by and among Sun Healthcare Group, Inc., Genesis HealthCare LLC and Jam Acquisition LLC (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2012)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

99.1	Press Release Announcing Closing of Merger, dated December 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

Date: December 3, 2012	By:	/s/ Thomas DiVittorio
		Name:	Thomas DiVittorio
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1
Agreement and Plan of Merger, dated June 20, 2012, by and among Sun Healthcare Group, Inc., Genesis HealthCare LLC and Jam Acquisition LLC (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2012)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

99.1	Press Release Announcing Closing of Merger, dated December 3, 2012